UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 1, 2005


                              WCA Waste Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                    000-50808               20-0829917
-------------------------------      -----------         --------------------
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)        Identification No.)

   One Riverway, Suite 1400
        Houston, Texas                                         77056
---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (713) 292-2400


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 14, 2005, WCA Waste Corporation ("WCA") and WCA of North Carolina, L.P., a subsidiary of WCA ("WCA NC"), entered into a Membership Interest Purchase Agreement (the "Purchase Agreement") with Material Recovery, LLC ("Recovery"), Material Reclamation, LLC ("Reclamation"), MRR of High Point, LLC ("High Point"), MRR Wake Transfer Station ("Wake," and collectively with Recovery, Reclamation and High Point, the "Acquired Companies"), the sole member of each of the Acquired Companies, MRR Southern, LLC ("Seller") and F. Norbert Hector, Jr., D. H. Griffin, Paul M. Givens, Edward I. Weisiger, Jr. and David Griffin, Jr. (collectively, the "Principals"). The execution of the Purchase Agreement was previously reported by WCA on a Form 8-K filed on January 21, 2005.

         On April 1, 2005, WCA, WCA NC and WCA of Wake County, L.P. ("WCA Wake") consummated the acquisition of the membership interests of the Acquired Companies pursuant to the Purchase Agreement, which was amended to include WCA Wake (the "Acquisition"). Pursuant to the Acquisition, WCA acquired two construction and demolition landfill operations in High Point, North Carolina and Wake County, North Carolina, one material recovery facility in High Point, North Carolina, and two transfer stations (one combined with a material recovery facility) in Wake County, North Carolina. The Acquisition expands WCA's presence into the Raleigh/Durham, North Carolina and Winston-Salem/Greensboro, North Carolina market areas.

         The purchase price for the membership interests of the Acquired Companies was approximately $38.5 million (subject to certain working capital adjustments). WCA will pay (i) up to an additional $1.5 million as an earn-out payment upon the achievement of certain quarterly revenue targets over a two-year period for the High Point landfill (or upon the opening of other construction and demolition landfills in the vicinity) and (ii) an additional $1.5 million if WCA NC acquires a site in Guilford County or Forsyth County, North Carolina, that is permitted as a transfer station or material recovery facility within three years of the closing date. These earn-out amounts are payable 50% in cash and 50% in WCA common stock, although either party may elect to pay or receive, as applicable, cash in lieu of shares of WCA common stock. The number of shares to be delivered upon payment of the earn-out amounts, if any, shall be determined by dividing the portion of the payment to be paid in WCA common stock by the average closing price per share on each of the ten business days immediately preceding the date of the event triggering the earn-out payment.

         In order to fund the Acquisition, WCA made borrowings of approximately $37.5 million on April 1, 2005 under the fourth amended and restated $160 million senior secured credit agreement (the "Credit Agreement") of WCA Waste Systems, Inc., the primary operating subsidiary of WCA. A description of the material terms of the Credit Agreement, including the term of the facilities and interest rates, is included in WCA's annual report on Form 10-K filed on March 24, 2005. Such description of the Credit Agreement is incorporated herein by reference. As of April 1, 2005, approximately $119.0 million was outstanding under the Credit Agreement, leaving approximately $41.0 million available for future borrowings.

         Upon closing, WCA NC offered employment to certain employees of the Seller. Pursuant to the Purchase Agreement, WCA NC also has the option to acquire other sites from the Seller in the future under certain circumstances. Other than the employment arrangements and the option discussed above and those matters discussed in the following paragraph, no material relationship exists between WCA or its affiliates, any director or officer of WCA or any associate of such director or officer and the Acquired Companies, the Seller or the Principals.

         In connection with the Purchase Agreement, WCA and WCA NC each guaranteed the obligations of Reclamation under a ground lease agreement related to the combined material recovery facility and transfer station in Wake County, North Carolina. Further, WCA NC entered into a five-year solid waste disposal agreement with certain affiliates of the Seller who have several businesses doing demolition, construction, and recycling of demolition materials, for the disposal of at least 90% of their non-hazardous construction and demolition debris into, and collected within a 20-mile radius of, certain of the acquired assets. The affiliates of the Seller are able to dispose of their remaining waste at other locations. Revenues attributable to affiliates of the Seller are expected to account for less than 10% of the Acquired Companies' operations. In the normal course of business, certain affiliates of the Seller have been and may continue to be customers of other subsidiaries of WCA.

         The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 2.4 to WCA's Annual Report on Form 10-K filed on March 24, 2005 and is incorporated herein by reference and the press release issued by WCA on April 1, 2005 which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

          The description contained in Item 1.01 of this report is hereby incorporated by reference into this Item 2.03.

Item 3.02   Unregistered Sales of Equity Securities.

         Any shares of WCA common stock to be issued pursuant to the earn-out payments discussed in Item 1.01 above will be issued in a private placement in reliance upon the exemption from the registration requirements of the Securities Act of 1933 afforded by Section 4(2) of the Securities Act, as the sale of securities by WCA will not involve a public offering.

Item 9.01  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  In accordance with Item 9.01(a)(4) of Form 8-K, the required financial statements will be provided no later than June 17, 2005.

         (b) Pro forma financial information.

                  In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information will be provided no later than June 17, 2005.

         (c)      Exhibits.

Exhibit Number  Description
--------------  -------------------------------------------------------------
Exhibit 2.1*+ Membership Interest Purchase Agreement, dated effective -------------- January 14, 2005, between WCA of North Carolina, L.P., MRR
                Southern, LLC, Material Recovery, LLC, Material Reclamation, LLC, MRR of High Point, LLC, MRR Wake Transfer Station, LLC, WCA Waste Corporation, F. Norbert Hector, Jr., D.H. Griffin, Paul M. Givens, Edward I. Weisiger, Jr. and David Griffin, Jr. (incorporated by reference to Exhibit 2.4 to WCA's
                Annual Report on Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2005).





Exhibit 99.1    WCA Waste Corporation Press Release, dated April 1, 2005.

------------------

* Confidential treatment has been requested with respect to certain information contained in this agreement.

+ Pursuant to Item 601(b)(2) of Regulation S-K, WCA agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WCA WASTE CORPORATION


Date: April 6, 2005         /s/ Charles A. Casalinova
                            -----------------------------------------
                            Charles A. Casalinova
                            Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit Number  Description
--------------  -------------------------------------------------------------
Exhibit 2.1*+ Membership Interest Purchase Agreement, dated effective -------------- January 14, 2005, between WCA of North Carolina, L.P., MRR
                Southern, LLC, Material Recovery, LLC, Material Reclamation, LLC, MRR of High Point, LLC, MRR Wake Transfer Station, LLC, WCA Waste Corporation, F. Norbert Hector, Jr., D.H. Griffin, Paul M. Givens, Edward I. Weisiger, Jr. and David Griffin, Jr. (incorporated by reference to Exhibit 2.4 to WCA's
                Annual Report on Form 10-K (File No. 000-50808) filed with the SEC on March 24, 2005).





Exhibit 99.1    WCA Waste Corporation Press Release, dated April 1, 2005.

------------------





* Confidential treatment has been requested with respect to certain information contained in this agreement.

+ Pursuant to Item 601(b)(2) of Regulation S-K, WCA agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.